Exhibit 99.2

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC Entertainment Holdings, Inc. Commences

Private Exchange Offers and Consent Solicitations

LEAWOOD, KANSAS - (June 3, 2020) -- AMC Entertainment Holdings, Inc. (NYSE: AMC) (“AMC” or “the Company”) announced today that it is commencing private exchange offers (the “Exchange Offers”) and related consent solicitations (the “Consent Solicitations”) with respect to its outstanding notes listed in the table below (collectively, the “Existing Subordinated Notes”).

Pursuant to the Exchange Offers, AMC is offering to issue, in a private offering to eligible noteholders, new 12% Cash/PIK Second Lien Secured Notes due 2026 (the “New Notes”) in exchange for the Existing Subordinated Notes. The aggregate maximum principal amount of New Notes to be issued in the Exchange Offers is limited to $640 million (the “New Notes Cap”). Notwithstanding the foregoing, if the consents from holders of a majority of each series of Existing Subordinated Notes are obtained in each of the Consent Solicitations, then the aggregate principal amount of New Notes to be issued in the Exchange Offers will not be subject to the New Notes Cap and any and all Existing Subordinated Notes validly tendered (and not validly withdrawn) will be accepted for exchange. The New Notes will be fully and unconditionally guaranteed on a joint and several basis by each of AMC’s subsidiaries that guarantee its obligations under AMC’s senior credit facilities (the “Senior Credit Facilities”) and will be secured by a second-priority lien on substantially all of the tangible and intangible assets owned by AMC and the guarantor subsidiaries that secure obligations under the Senior Credit Facilities (the “Collateral”). In the event that consents from holders of a majority of each series of Existing Subordinated Notes are received in each of the Consent Solicitations, the New Notes will be subordinated in right of payment to all indebtedness of AMC that is secured by a first-priority lien on the Collateral.

The following table set forth certain terms of the Exchange Offers:

			Principal Amount of New Notes(1)
CUSIP Number or Common Code/ISIN of Existing Subordinated Notes	Title of Existing Subordinated Notes	Principal Amount of Existing Subordinated Notes Outstanding	Early Exchange Consideration if Tendered prior to the Early Deadline(2)	Exchange Consideration if Tendered after the Early Deadline
151289060/ XS1512809606	6.375% Senior Subordinated Notes due 2024	£500,000,000	$655.72 principal amount of New Notes (equivalent to $531.25 principal amount of New Notes per $1,000 U.S. dollar equivalent of 2024 Subordinated Sterling Notes based on an exchange rate of May 29, 2020 of £1.00 = $1.2343).	$631.04 principal amount of New Notes (equivalent to $511.25 principal amount of New Notes per $1,000 U.S. dollar equivalent of 2024 Subordinated Sterling Notes based on an exchange rate of May 29, 2020 of £1.00 = $1.2343).
00165A AH1 / US00165AAH14	5.75% Senior Subordinated Notes Due 2025	$600,000,000	$521.25 principal amount of New Notes.	$501.25 principal amount of New Notes.
00165C AB0 / US00165CAB00	5.875% Senior Subordinated Notes Due 2026	$595,000,000	$513.75 principal amount of New Notes.	$493.75 principal amount of New Notes.
00165C AD6 / US00165CAD65	6.125% Senior Subordinated Notes Due 2027	$475,000,000	$513.75 principal amount of New Notes.	$493.75 principal amount of New Notes.

(1) For each $1,000 or £1,000 principal amount of Existing Subordinated Notes, as applicable.

(2) Includes the Early Participation Premium (as defined herein) of $20 principal amount of New Notes for each $1,000 principal amount of Existing Subordinated Notes (or in the case of the 6.375% Senior Subordinated Notes due 2024 (the “2024 Subordinated Sterling Notes”), $24.68 for each £1,000 principal amount of 2024 Subordinated Sterling Notes) validly tendered and not validly withdrawn prior to the Early Deadline (as defined herein). Any eligible holder who validly tenders after the Early Deadline but prior to the applicable Expiration Time (as defined herein) will only be entitled to receive the Exchange Consideration in exchange for the Existing Subordinated Notes accepted in the Exchange Offers and will not receive the Early Participation Premium.

The Exchange Offers and Consent Solicitations are being made upon the terms and conditions set forth in the Confidential Offering Memorandum dated June 3, 2020 (the “Offering Memorandum”), copies of which will be made available to holders of the Existing Subordinated Notes eligible to participate in the Exchange Offers. Each Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on June 30, 2020, unless such date is extended or earlier terminated (such date and time, as they may be extended, the “Expiration Time”). Eligible holders that validly tender their Existing Subordinated Notes and do not validly withdraw such Existing Subordinated Notes at or prior to 5:00 p.m., New York City time, on June 16, 2020 (such date and time, as it may be extended, the “Early Deadline”) will receive the Early Exchange Consideration for the applicable Existing Subordinated Notes accepted in the Exchange Offers. “Early Exchange Consideration” means, for each $1,000 or £1,000 principal amount of Existing Subordinated Notes validly tendered by the eligible holder and accepted by AMC, the consideration set forth in the table above under the heading “Early Exchange Consideration if Tendered prior to the Early Deadline” (which includes the “Early Participation Premium,” which is $20 in principal amount of New Notes (or in the case of the 2024 Subordinated Sterling Notes, $24.68 principal amount of New Notes)). Eligible holders who validly tender Existing Subordinated Notes after the Early Deadline, but prior to the applicable Expiration Time, will receive the consideration set forth in the table above under the column heading “Exchange Consideration if Tendered after the Early Deadline” (the “Exchange Consideration”). In each case, the consideration received will be subject to the New Notes Cap and, if applicable, proration, unless the Proposed Amendments (as defined herein) are adopted for each series of Existing Subordinated Notes.

AMC intends to file its quarterly report for March 31, 2020 with the SEC at least two business days prior to the Early Deadline. If that filing is delayed for any reason AMC will extend the Early Deadline as necessary to allow for there to be at least two business days between the filing and the Early Deadline.

In addition to the Early Exchange Consideration or the Exchange Consideration, as applicable, AMC will pay in cash accrued and unpaid interest on the Existing Subordinated Notes accepted for exchange in the Exchange Offers from the applicable latest interest payment date to, but not including, the applicable Settlement Date (as defined below).

Tendered Existing Subordinated Notes may not be withdrawn and consents may not be revoked after 5:00 p.m., New York City time, on June 16, 2020, except as required by applicable law. AMC reserves the right to terminate, withdraw, amend or extend the Exchange Offers and Consent Solicitations, either as a whole or with respect to one or more series of Existing Subordinated Notes, at any time, subject to the terms and conditions set forth in the Offering Memorandum.

Upon the terms and subject to the conditions of the Exchange Offers, the settlement date for the Exchange Offers will occur promptly after the Expiration Time (the “Final Settlement Date”) and is expected to occur on July 2, 2020. AMC may elect, in its sole discretion, to settle an Exchange Offer for any or all series of Existing Subordinated Notes and issue the New Notes with respect to such Existing Subordinated Notes validly tendered (and not validly withdrawn) at any time after the Early Deadline and at or prior to the Expiration Time (the “Early Settlement Date” and together with the Final Settlement Date, the “Settlement Dates”). Such Early Settlement Date will be determined at AMC’s option and, if AMC elects to have an Early Settlement Date, AMC expects that it would occur on or after June 22, 2020, subject to the satisfaction or waiver by AMC of all the conditions to the Exchange Offers.

AMC’s obligation to accept and exchange the Existing Subordinated Notes validly tendered pursuant to the Exchange Offers is subject to customary conditions, as set forth in the Offering Memorandum, including the consent of Silver Lake Group, L.L.C., as beneficial owner of a majority of the principal amount of AMC’s 2.95% Senior Convertible Notes due 2024 (the “Convertible Notes”) issued pursuant to indenture, dated as of September 14, 2018, between AMC, the guarantors party thereto and U.S. Bank National Association (the “Convertible Notes Indenture”). Concurrently with the Exchange Offers, to obtain this consent, we expect to either (i) enter into an amendment to the Convertible Notes Indenture pursuant to which the maturity of the Convertible Notes will be extended to May 1, 2026 and a first-priority lien on the Collateral will be granted to secure indebtedness thereunder or (ii) exchange the Convertible Notes for new convertible notes that will have identical terms to the existing Convertible Notes except for the maturity extension and the grant of a first-priority lien on the Collateral described above.

The Exchange Offers and Consent Solicitations are not conditioned upon the tender of any minimum aggregate principal amount of the Existing Subordinated Notes or the receipt of consents relating to the Proposed Amendments in any of the Consent Solicitations.

Concurrently with the Exchange Offers, AMC is also soliciting the consents of the eligible holders to amend the indentures governing the Existing Subordinated Notes (the “Proposed Amendments”) to eliminate or modify certain of the covenants, restrictive provisions and events of default and to remove the existing subsidiary guarantees of the Existing Subordinated Notes. The consents of eligible holders representing at least a majority of the aggregate principal amount of each series of the Existing Subordinated Notes outstanding will be required in order to adopt the Proposed Amendments to the applicable indenture. Each eligible holder who validly tenders Existing Subordinated Notes will be deemed to have delivered consents to the Proposed Amendments for such series of Existing Subordinated Notes, with respect to the aggregate principal amount of Existing Subordinated Notes for such series validly tendered by such eligible holder. Eligible holders may not deliver consents with respect to the Existing Subordinated Notes without tendering their Existing Subordinated Notes and may not tender their Existing Subordinated Notes without delivering consents with respect to the Existing Subordinated Notes.

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"). This press release is neither an offer to sell nor the solicitation of an offer to buy the New Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The New Notes have not been, and will not be, registered under the Securities Act or any state securities laws, or the securities laws of any other jurisdiction an may not be offered or sold in the United Stated absent registration or an applicable exemption from registration requirements. The Exchange Offers, and the offering of the New Notes, are being made only (1) to persons reasonably believed to be (A) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (B) institutions where permitted in certain jurisdictions that can provide certifications and other documentation satisfactory to AMC that they are “accredited investors” as defined in subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, in each case in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act.

The Exchange Offers and Consent Solicitations are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to eligible holders. The Exchange Offers are not being made to holders of Existing Subordinated Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum. None of AMC, the dealer manager, the solicitation agent, the exchange agent, the information agent or any trustee (or its agents) of the Existing Subordinated Notes or the New Notes makes any recommendation as to whether holders of Existing Subordinated Notes should participate in the Exchange Offers or consent to the Proposed Amendments.

Holders who desire a copy of the eligibility letter should contact Global Bondholder Services Corporation, the information agent for the Exchange Offers and Consent Solicitations, at (866) 470-4300 (U.S. Toll-free). Banks and brokers should call (212) 430-3774. The eligibility letter may also be found here: https://gbsc-usa.com/eligibility/amc. Global Bondholder Services Corporation will provide copies of the Offering Memorandum to eligible holders.

There are no registration rights associated with the New Notes and AMC has no intention to offer to exchange the New Notes for notes registered under the Securities Act or to file a registration statement with respect to the New Notes.

This press release, the Offering Memorandum and any other documents or materials relating to the Exchange Offers and Consent Solicitations may only be communicated to persons in the United Kingdom in circumstances where Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") does not apply. Accordingly, this press release and the Offering Memorandum are only for circulation to (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the FSMA (Financial Promotion) Order 2005, as amended (the "Order"), (iii) high net worth entities, and other persons to whom the communication may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the communication may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to for purposes of this paragraph as "relevant persons"). The New Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents and may not participate in the Exchange Offers.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding the impact of COVID-19, our liquidity and our preliminary financial results. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to the expected timing of and future actions with respect to the Exchange Offers and Consent Solicitations and statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general, including AMC’s response to the COVID-19 virus related to suspension of operations at theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at AMC’s facilities to protect the health and well-being of AMC’s customers and employees; the general volatility of the capital markets and the market price of AMC’s Class A common stock; motion picture production and performance; AMC’s lack of control over distributors of films; increased use of alternative film delivery methods or other forms of entertainment; general and international economic, political, regulatory and other risks, including risks related to the United Kingdom’s exit from the European Union or widespread health emergencies, or other pandemics or epidemics; risks and uncertainties relating to AMC’s significant indebtedness, including AMC’s borrowing capacity under its revolving credit agreement; AMC’s ability to execute cost cutting and revenue enhancement initiatives as previously disclosed and in connection with response to COVID-19; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Offering Memorandum, the section entitled “Risk Factors” in AMC’s Form 10-K for the year ended December 31, 2019 filed with the SEC, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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